UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2020

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 — Other Events

Item 8.01.	Other Events.

On June 12, 2020, American Axle & Manufacturing, Inc. (“AAM”), a Delaware corporation and wholly owned subsidiary of American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the “Company”), completed the closing of the sale of $400 million aggregate principal amount of 6.875% senior notes due 2028 (the “Notes”). The Notes are guaranteed on a senior unsecured basis by the Company and certain of AAM and Metaldyne Performance Group, Inc.’s current and future subsidiaries guarantors (the “Subsidiary Guarantors”).

The Notes were issued by AAM pursuant to an Indenture, dated as of November 3, 2011 (the “Original Indenture”), by and among AAM, the Compnay, certain subsidiary guarantors and U.S. Bank National Association, as trustee (the “Trustee”) which governs the terms of the Notes, as supplemented by the First Supplemental Indenture dated March 23, 2017, among AAM, the Company, Alpha SPV I, Inc., certain subsidiary guarantors and the Trustee (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated May 17, 2017, among AAM, the Company, certain subsidiary guarantors and the Trustee (the “Second Supplemental Indenture”), and the Third Supplemental Indenture, dated March 23, 2018, among AAM, the Company, certain subsidiary guarantors and the Trustee (the “Third Supplemental Indenture”). The Original Indenture was included as an exhibit to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on November 3, 2011; the First Supplemental Indenture was included as an exhibit to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on March 23, 2017; the Second Supplemental Indenture was included as an exhibit to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on May 17, 2017; and the Third Supplemental Indenture was included as an exhibit to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on March 26, 2018. A copy of the form of Note is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

A copy of the opinions of Shearman & Sterling LLP, counsel to the Company and AAM, and of David E. Barnes, General Counsel and Secretary of the Company and AAM, relating to the legality of the Notes are attached hereto as Exhibits 5.1 and 5.2, respectively.

SECTION 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of 6.875% Senior Note due 2028.

5.1	Opinion of Shearman & Sterling LLP, counsel to American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

5.2	Opinion of David E. Barnes, General Counsel and Secretary of American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

23.2	Consent of David E. Barnes (included in Exhibit 5.2).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

	By:	/s/ David E. Barnes
	Name:	David E. Barnes
	Title:	Vice President, General Counsel & Secretary

Dated: June 12, 2020